                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                         April 17, 2002 (April 12, 2002)



                               Dean Foods Company
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                             1-12755                            75-2559681
-------------------------------          ------------------------       ---------------------------------
(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)


                     2515 McKinney Avenue, LB 30, Suite 1200
                               Dallas, Texas 75201
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 303-3400


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ITEM 5.  OTHER EVENTS.

         On April 12, 2002, Dean Foods Company, a Delaware corporation ("Dean Foods"), issued a press release announcing the retirement of Howard M. Dean, as Chairman of the Board of Directors of Dean Foods. Gregg Engles, Chief Executive Officer of Dean Foods, succeeded Mr. Dean as Chairman. Mr. Dean retired as both Director and Chairman of Dean Foods. The Press Release announcing the retirement of Mr. Dean is filed herewith as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  April 17, 2002               DEAN FOODS COMPANY



                                    By:    /s/ Lisa N. Tyson
                                        --------------------------------------
                                           Lisa N. Tyson
                                           Senior Vice President, Deputy
                                           General Counsel and Assistant
                                           Secretary

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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------
99.1     Press Release dated April 12, 2002, relating to the retirement of
         Howard M. Dean.